                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris, L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                       W. W. Allen
                                              ----------------------------------
                                                       W. W. Allen
                                              Chairman of the Board of Directors
                                              and Chief Executive Officer


Date: July 11, 1994

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris, L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                       W. W. Allen
                                              ----------------------------------
                                                       W. W. Allen
                                              Chairman of the Board of Directors
                                               and Chief Executive Officer
                                               Principal Executive Officer
                                               Phillips Petroleum Company



Date: July 11, 1994

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney- in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                            T. C. Morris
                                            ------------------------------------
                                            T. C. Morris, Senior Vice President,
                                            Treasurer, Chief Financial Officer;
                                            Principal Financial Officer
                                            Phillips Petroleum Company



Date: July 11, 1994

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post- effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney- in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                         L.F. Francis
                                             ----------------------------------
                                                         L.F. Francis
                                             Controller and General Tax Officer,
                                                  Principal Accounting Officer
                                                  Phillips Petroleum Company



Date: July 11, 1994

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris, L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              Norman R. Augustine
                                              ----------------------------------
                                              Norman R. Augustine, Director
                                              Phillips Petroleum Company



Date: July 11, 1994

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris, L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              George B. Beitzel
                                              ----------------------------------
                                              George B. Beitzel, Director
                                              Phillips Petroleum Company



Date: July 11, 1994

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris, L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              Charles L. Bowerman
                                              ----------------------------------
                                              Charles L. Bowerman, Director
                                              Phillips Petroleum Company



Date: July 11, 1994

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris, L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              Robert E. Chappell, Jr.
                                              ----------------------------------
                                              Robert E. Chappell, Jr., Director
                                              Phillips Petroleum Company



Date: July 11, 1994

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris, L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              Lawrence S. Eagleburger
                                              ----------------------------------
                                              Lawrence S. Eagleburger, Director
                                              Phillips Petroleum Company



Date: July 11, 1994

                                                                      EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris, L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              James B. Edwards
                                              ----------------------------------
                                              James B. Edwards, Director
                                              Phillips Petroleum Company



Date: July 11, 1994

                                                                    EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris, L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              Larry D. Horner
                                              ----------------------------------
                                              Larry D. Horner, Director
                                              Phillips Petroleum Company



Date: July 11, 1994

                                                                    EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris, L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              E. Douglas Kenna
                                              ----------------------------------
                                              E. Douglas Kenna, Director
                                              Phillips Petroleum Company



Date: July 11, 1994

                                                                    EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris, L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                                   J. J. Mulva
                                              ----------------------------------
                                                   J. J. Mulva, Director
                                                   Phillips Petroleum Company



Date: July 11, 1994

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris, L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              Randall L. Tobias
                                              ----------------------------------
                                              Randall L. Tobias, Director
                                              Phillips Petroleum Company



Date: July 11, 1994

                                                                    EXHIBIT 24.1



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris, L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              Victoria J. Tschinkel
                                              ----------------------------------
                                              Victoria J. Tschinkel, Director
                                              Phillips Petroleum Company



Date: July 11, 1994

                                                                    EXHIBIT 24



                               POWER OF ATTORNEY

         The person whose signature appears below hereby authorizes and appoints T.C. Morris, L.F. Francis and J.A. Carrig, jointly and severally, as his true and lawful attorneys-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) to be filed by Phillips Petroleum Company on Form S-3 or other applicable forms relating to Equipment Certificates, Pass Through Certificates, and Lease Certificates and/or similar securities, and to filed the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



                                              J. Whitmire
                                              ----------------------------------
                                              J. Whitmire, Director
                                              Phillips Petroleum Company



Date: July 11, 1994